Exhibit 10.30

FIRST AMENDMENT TO

PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Amendment”) is entered into as of the 22nd day of October, 2014, between GABLES OF HUDSON, LLC, a Delaware limited liability company, or its successors or assigns (the “Buyer”), and GABLES-HUDSON, LLC, and GREAT-HUDSON, LLC, each an Ohio limited liability company (together, the “Seller”).

RECITALS:

A.           Seller and Buyer are parties to that certain Purchase and Sale Agreement dated September 11, 2014 (the “Agreement”), pursuant to which Seller agreed to sell, and Buyer agreed to purchase, certain real property located in Hudson, Ohio, as more particularly described in the Agreement.

B.           Seller and Buyer desire to amend the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENTS:

1.   Recitals, Definitions. The foregoing recitals are true and correct and are incorporated herein by reference. Capitalized but undefined terms used in this Amendment shall have the meaning set forth in the Agreement.

2.   Due Diligence. The definition of the Due Diligence Period set forth in Section 1 of the Agreement is hereby amended to mean the period commencing on the Effective Date and continuing through 6:00 PM Eastern Time on November 14, 2014.

3.   Closing Date. Subject to Buyer having acquired the Licenses (as set forth in Section 7.10 of the Agreement), Buyer and Seller hereby agree to use commercially reasonable efforts to ensure that the Closing Date occurs on or before December 15, 2014.

4.   Effect of Amendment. To the extent any provisions contained herein conflict with the Agreement or any other agreements between Seller and Buyer, oral or otherwise, the provisions contained herein shall supersede such conflicting provisions contained in the Agreement or other agreements. Except as specifically modified by this Amendment, the Agreement remains in full force and effect and is in all events ratified, confirmed and approved.

5.   Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which, together, shall constitute one and the same instrument. Delivery of signatures by e-mail or facsimile shall be valid and binding.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

BUYER:

GABLES OF HUDSON, LLC

By:	/s/ John Mark Ramsey
Name:	John Mark Ramsey
Its:	Authorized Signatory

SELLER:

GABLES-HUDSON, LLC

By:	/s/ Philip H. Maynard
Name:	Philip H. Maynard
Its:	Authorized Signatory

GREAT-HUDSON, LLC

By:	/s/ Philip H. Maynard
Name:	Philip H. Maynard
Its:	Authorized Signatory

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